Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders, and other information about the Fund online at www.graniteshares.com. You can also get this information at no cost by calling (844) 476 8747 or by sending an email request to info@graniteshares.com.

The Fund’s prospectus and statement of additional information, both dated December 08, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

TICKER: YBST Date: December 08, 2025

GraniteShares YIELDBOOST SINGLE STOCK UNIVERSE – Summary

Investment Objective

The Fund’s primary investment objective is to seek current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.10%
Acquired Fund Fees and Expenses (2)	0.99%
Total Annual Fund Operating Expenses	1.38%
Fee Waiver/Reimbursements (3)	-%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.38%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, namely the Underlying YieldBOOST ETFs (as defined below). Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed 0.50%. This agreement is effective until December 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$144.08	$471.18

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income and pay weekly distributions. The Fund is a “fund of funds,” meaning that it primarily invests its assets in the shares of other ETFs, rather than in securities of individual companies. In addition, from time to time, the Fund may invest directly in the securities and financial instruments in which one or more Underlying YieldBOOST ETFs (defined below) invests.

The Fund’s portfolio will be primarily composed of “YieldBOOST ETFs,” which are all affiliated ETFs advised by GraniteShares Advisors LLC (the “Adviser”) (each, an “Underlying YieldBOOST ETF”). Each of the Underlying YieldBOOST ETFs in which the Fund may invest has for objective to achieve 2 times (200%) the income generated from selling options on an “Underlying Stock” by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying ETF”). The Underlying YieldBoost ETF’s secondary investment objective is to gain exposure to the performance of the Underlying ETF, subject to a cap on potential investment gains. Each Underlying YieldBoost ETF may implement a downside protection which could affect the net income level.

Additional information regarding the Underlying YieldBOOST ETF is set forth below.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Due to the investment strategies of the Underlying YieldBOOST ETFs, the Fund’s indirect exposure to gains, if any, of the share price returns of the Underlying Stocks is generally limited. However, the Fund is subject to all potential losses if the shares of the Underlying Stocks decrease in value, which may not be offset by distributions received by the Fund.

Portfolio Construction

The Fund’s portfolio will generally be equally weighted in each of the available Underlying YieldBOOST ETFs. The Adviser will reallocate the Fund’s portfolio on a monthly basis so that each Underlying YieldBOOST ETF (including any eligible new Underlying YieldBOOST ETF(s)) is equally weighted in the Fund’s portfolio, excluding any Underlying YieldBOOST ETF for which the tax loss harvesting strategy is currently being used. For a new Underlying YieldBOOST ETF to be eligible for inclusion in the Fund’s portfolio, it must have commenced operations and have made an initial distribution.

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The Fund is classified as “non-diversified” under the 1940 Act.

The Adviser will endeavor to optimize tax losses by implementing the synthetic call strategy as described below. This approach will lead to deviations from an equal allocation for the specific Underlying YieldBOOST ETFs subject to tax harvesting.

Tax Loss Harvesting Strategy

If a specific Underlying YieldBOOST ETF has recently incurred substantial losses, the Fund may choose to redeem (or otherwise exit) its investment in that particular ETF to seek to capitalize on tax loss harvesting (a strategy that seeks to minimize the Fund’s capital gains). In that case, the Adviser will use the proceeds from such redemption and directly invest them in the same derivative instruments on the same Underlying ETF(s) as that of the redeemed Underlying YieldBOOST ETF (as described in the section below “Underlying YieldBOOST ETF’s use of the Underlying ETF Derivatives Contracts”). This approach aims to achieve returns akin to those of the redeemed Underlying YieldBOOST ETF in which the Fund was invested. The strategy will be employed for a minimum of 31 days to adhere to applicable tax rules.

Underlying YieldBOOTS ETFs

Each Underlying YieldBOOST ETF is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Underlying YieldBOOST ETF from selling options will be distributed at least partially before the maturity of the options. This allows the Underlying YieldBOOST ETF to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Underlying YieldBOOST ETF will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Underlying YieldBOOST ETF is subject to the losses from the Underlying ETF. In case a Put Spread Strategy (as defined under the section “Underlying YieldBOOST ETF’s Use of the Underlying ETF Derivatives Contracts”) is implemented, the Underlying YieldBOOST ETF may benefit from a limited downside protection against a negative price variation in the Underlying ETF. Such protection will negatively affect the Underlying YieldBOOST ETF’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide lower protection but may have less negative impact on the Underlying YieldBOOST ETF’s income level.

Each Underlying YieldBOOST ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

The Underlying YieldBOOST ETFs do not invest in the Underlying ETFs

-	Each Underlying YieldBOOST ETF’s strategy will cap its potential gain to the premium received from selling options on the Underlying ETF,
-	Each Underlying YieldBOOST ETF’s strategy is exposed to all potential losses if the Underlying ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in ten next section). The potential losses may not be offset by the premium received by the Fund,
-	The Underlying YieldBOOST ETFs do not invest directly in the Underlying ETFs,
-	Underlying YieldBOOST ETF’s shareholders are not entitled to any distribution paid by Underlying ETF.

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Underlying YieldBOOST ETF’s use of the Underlying ETF Derivatives Contracts

-	Put Spread Strategy: Each Underlying YieldBOOST ETF Fund enters in put spread options contracts, either directly or through swap contracts, on the Underlying ETF and for which the Underlying YieldBOOST ETF receives a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Underlying YieldBOOST ETF’s protection against a potential decrease in the price of the Underlying ETF only applies if it falls below the strike price of the option contract bought by the Underlying YieldBOOST ETF. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Underlying YieldBOOST ETF may vary in regard to their strike price from 0 to 15% above the then-current price of the Underlying ETF. The put options contracts bought by the Underlying YieldBOOST ETF has a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Underlying YieldBOOST ETF generally have 1- month or less expiration dates.

-	Put Write Strategy: The Underlying YieldBOOST ETF sells put options contracts, either directly or through swap contracts, on the Underlying ETF and for which it will receive a premium. The put options contracts sold by the Underlying YieldBOOST ETF may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Underlying YieldBOOST ETF generally have 1- month or less expiration dates. The Adviser primarily employes this put write strategy when it believes that the share price of its Underlying ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying ETF’s shares are trading at $100.00 at the time the Underlying YieldBOOST ETF sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Underlying YieldBOOST ETF receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying ETF’s share price increases to $105.00 before expiration.	The Underlying YieldBOOST ETF would keep the $5.50 premium received.

Case 2: the Underlying ETF’s share price increase exceeded $105.00 before expiration.	The Underlying YieldBOOST ETF would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying ETF’s share price drops ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Underlying YieldBOOST ETF would lose money and be exposed to the drop in the Underlying ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying ETF’s shares are trading at $100.00 at the time the Underlying YieldBOOST ETF sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Underlying YieldBOOST ETF receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying ETF’s share price increases above $100.00 before expiration.	The Underlying YieldBOOST ETF would keep the $0.50 premium received but would not participate in the increased in the Underlying ETFs’ share price.

Case 2: the Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Underlying YieldBOOST ETF would lose money and be exposed to the drop in the Underlying ETF’s share price.

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Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Underlying YieldBOOST ETF receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Underlying YieldBOOST ETF receives a $5.00 net premium.

Case 1: the Underlying ETF’s share price increases to $105.00 before expiration.	The Underlying YieldBOOST ETF would keep the $5.00 net premium received.

Case 2: the Underlying ETF’s share price increase exceeded $105.00 before expiration.	The Underlying YieldBOOST ETF would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Underlying YieldBOOST ETF would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying ETF’s share price drops below $95.00	The Underlying YieldBOOST ETF would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying ETF’s share price.

In examples 1 and 2, if the Underlying ETF’s price were to drop to zero, the Underlying YieldBOOST ETF’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Underlying YieldBOOST ETFs

As part of the Underlying YieldBOOST ETFs’ strategy, each Underlying YieldBOOST ETF may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying ETF. Each Underlying YieldBOOST ETF will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

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Swap agreements Used by the Underlying YieldBOOST ETFs

As part of the Underlying YieldBOOST ETFs’ strategy, each Fund Underlying YieldBOOST ETF may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

This document relates only to the securities offered hereby and does not relate to the Underlying YieldBOOST ETF or the Underlying ETF. The Fund has derived all disclosures contained in this document regarding the Underlying YieldBOOST ETF and Underlying ETF from publicly available documents. The Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying YieldBOOST ETF and Underlying ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying YieldBOOST ETF and Underlying ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH ALL UNDERLYING YIELDBOOST ETFs AND THEIR TRUST.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying YieldBOOST ETF Risks. The Fund invests its assets in the Underlying YieldBOOST ETFs, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying YieldBOOST ETFs. The Fund’s NAV will change with changes in the value of the Underlying YieldBOOST ETFs. An investment in the Fund entails more costs and expenses than the combined costs and expenses of direct investments in the Underlying YieldBOOST ETFs. Each Underlying YieldBOOST ETF is subject to the principal risks outlined for the Fund (including ETF Risks), along with the following additional risks:

Underlying ETF Risk. Each Underlying YieldBOOST ETF invests in option contracts that are based on the value of its Underlying ETF. This subjects each Underlying YieldBOOST ETF to certain of the same risks as if it owned shares of its Underlying ETF, even though it does not. As a result, each Underlying YieldBOOST ETF is subject to the risks associated with the Underlying ETFs.

Underlying Stock Risk. Each Underlying ETF invests in derivative contracts that are based on the value of its Underlying Stock. This subjects each Underlying ETF to certain of the same risks as if it owned shares of its Underlying Stock, even though it does not. As a result, each Underlying ETF is subject to the risks associated with the industry of the corresponding Underlying Stock.

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Effects of Compounding and Market Volatility Risk. The Underlying ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying ETF.

Leverage Risk. The Underlying ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. Each Underlying YieldBOOST ETF’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When an Underlying YieldBOOST ETF uses derivatives, there may be an imperfect correlation between the value of the Underlying ETF and the derivative, which may prevent the Underlying YieldBOOST ETF from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose an Underlying YieldBOOST ETF to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For an Underlying YieldBOOST ETF, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying ETF. Selling put options exposes an Underlying YieldBOOST ETF to the risk of potential loss if the market value of the Underlying ETF falls below the strike price before the option expires. Each Underlying YieldBOOST ETF may experience substantial downside from specific option positions and certain option positions held by the Underlying YieldBOOST ETF may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by an Underlying YieldBOOST ETF will be determined based on market quotations or other recognized pricing methods. Additionally, an Underlying YieldBOOST ETF’s practice of “rolling” may cause the Underlying YieldBOOST ETF to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one option position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when an Underlying YieldBOOST ETF seeks to trade out of puts, especially near expiration, there is an added risk that the Underlying YieldBOOST ETF may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact an Underlying YieldBOOST ETF’s liquidity and market exposure, particularly in volatile market conditions.

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FLEX Options Risk: Each Underlying YieldBOOST ETF may utilize FLEX Options issued and guaranteed for settlement by the OCC. An Underlying YieldBOOST ETF bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Underlying YieldBOOST ETF could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, an Underlying YieldBOOST ETF may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares of an Underlying YieldBOOST ETF, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Underlying YieldBOOST ETF at prices that reflect the market price of the Shares in the Underlying YieldBOOST ETF, its NAV and, in turn its share price, could be negatively impacted. An Underlying YieldBOOST ETF may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify an Underlying YieldBOOST ETF’s loss. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying ETF and generate specific risks.

Counterparty Risk. Each Underlying YieldBOOST ETF is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, each Underlying YieldBOOST ETF’s counterparty is a clearing house rather than a bank or broker. Since an Underlying YieldBOOST ETF is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, each Underlying YieldBOOST ETFs will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Underlying YieldBOOST ETF makes payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Underlying YieldBOOST ETF with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Underlying YieldBOOST ETF’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of an Underlying YieldBOOST ETF might not be fully protected in the event of the clearing member’s bankruptcy, as an Underlying YieldBOOST ETF would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Each Underlying YieldBOOST ETF is also subject to the risk that a limited number of clearing members are willing to transact on an Underlying YieldBOOST ETF’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the affected Underlying YieldBOOST ETF could lose some or all of the benefits of a transaction entered into by the Underlying YieldBOOST ETF with the clearing member. If the Underlying YieldBOOST ETF cannot find a clearing member to transact with on the Underlying YieldBOOST ETF’s behalf, the Underlying YieldBOOST ETF may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom each Underlying YieldBOOST ETF executes transactions) to a transaction (including repurchase transaction) with the Underlying YieldBOOST ETF may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. Each Underlying YieldBOOST ETF employs a strategy of selling put option contracts, limiting its participation in the value increase of the Underlying ETF during the call period. Should an Underlying ETF’s value increase beyond the sold put options’ strike price, the Underlying YieldBOOST ETF may not experience the same extent of increase, potentially underperforming the Underlying ETF and experiencing a NAV decrease, especially given its full exposure to any value decrease of the Underlying ETF over the call period. Additionally, because an Underlying YieldBOOST ETF is limited in the degree to which it will participate in increases in value experienced by an Underlying ETF over each call period, but has full exposure to any decreases in value experienced by the Underlying ETF over the call period, the NAV of the Underlying YieldBOOST ETF may decrease over any given time period. The Underlying YieldBOOST ETF’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying ETF. The degree of participation in the Underlying ETF gains an Underlying YieldBOOST ETF will experience will depend on prevailing market conditions, especially market volatility, at the time the Underlying YieldBOOST ETF enters into the sold put options contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying ETF share changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the Underlying YieldBOOST ETF’s NAV, will change. However, it is not expected for the Underlying YieldBOOST ETF’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Underlying YieldBOOST ETF’s NAV, which may not be in full effect until the expiration date of the Underlying YieldBOOST ETF’s options contracts. Therefore, while changes in the price of the Underlying ETF share will result in changes to the Underlying YieldBOOST ETF’s NAV, the Underlying YieldBOOST ETF generally anticipates that the rate of change in the Underlying YieldBOOST ETF’s NAV will be different than that experienced by the Underlying ETF share price.

Indirect Investments in the Underlying ETF. Investors in the Underlying YiledBOOST ETF have no rights to receive dividends or other distributions or any other rights with respect to the Underlying ETF but will be subject to declines in the performance of the Underlying ETF. Although each Underlying YiledBOOST ETF invests in an Underlying ETF only indirectly, an Underlying YieldBOOST ETF’s investments are subject to loss as a result of these risks.

Distribution Risk. As part of the Underlying YieldBOOST ETF’s investment objective, each Underlying YieldBOOST ETF seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If an Underlying YieldBOOST ETF makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

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NAV Erosion Risk Due to Distributions. When an Underlying YieldBOOST ETF makes a distribution, the Underlying YieldBOOST ETF’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Underlying YieldBOOST ETF, if any, may significantly erode the Underlying YieldBOOST ETF’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of each Underlying YieldBOOST ETF’s put writing strategy will impact the extent that the Underlying YieldBOOST ETF participates in the positive price returns of the Underlying ETF and, in turn, the Underlying YieldBOOST ETF’s returns, both during the term of the sold put options and over longer time periods.

If, for example, an Underlying YieldBOOST ETF were to sell 10% in-the-money put options having a one-month term, the Underlying YieldBOOST ETF’s participation in the positive price returns of the Underlying ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Underlying YieldBOOST ETF should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying ETF, or the Underlying YieldBOOST ETF may even lose money, even if the Underlying ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying ETF had a return less than 10%. This example illustrates that both the Underlying YieldBOOST ETF’s participation in the positive price returns of the Underlying ETF and its returns will depend not only on the price of the Underlying ETF but also on the path that the Underlying ETF takes over time.

If, for example, the Underlying YieldBOOST ETF were to sell 5% out-of-the-money put options having a one-week term, the Underlying YieldBOOST ETF’s downward protection against the negative price returns of the Underlying ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Underlying YieldBOOST ETF should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying ETF, and the Underlying YieldBOOST ETF may lose money, even if the Underlying ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying ETF share price had decreases by more than 5%. This example illustrates that both the Underlying YieldBOOST ETF’s protection against the negative price returns of the Underlying ETF and its returns will depend not only on the price of the Underlying ETF but also on the path that the Underlying ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying ETF, offset only by the premiums received from selling put contracts. An Underlying YieldBOOST ETF does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying ETF is modest.

High Portfolio Turnover Risk. Each Underlying YieldBOOST ETF may actively and frequently trade all or a significant portion of its holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in an Underlying YieldBOOST ETF due to an increase in short-term capital gains.

Liquidity Risk. Some securities held by an Underlying YieldBOOST ETF, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for an Underlying YieldBOOST ETF as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If an Underlying YieldBOOST ETF is forced to sell an illiquid security at an unfavorable time or price, the Underlying YieldBOOST ETF may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Underlying YieldBOOST ETF.

Non-Diversification Risk. Because each Underlying YieldBOOST ETF is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if an Underlying YieldBOOST ETF held a more diversified portfolio.

Single Issuer Risk. Issuer-specific attributes may cause an investment in an Underlying YieldBOOST ETF to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of an Underlying YieldBOOST ETF, which focuses on an individual security (the Underlying ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. Each Underlying YieldBOOST ETF intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, an Underlying YieldBOOST ETF will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If an Underlying YieldBOOST ETF does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Underlying YieldBOOST ETF’s taxable income will be subject to tax at the Underlying YieldBOOST ETF level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Underlying YieldBOOST ETF will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of the Underlying YieldBOOST ETF assets at the close of any quarter. If the Underlying YieldBOOST ETF’s investments in the derivatives were to exceed 25% of the Underlying YieldBOOST ETF’s total assets at the end of a tax quarter, the Underlying YieldBOOST ETF, generally, has a grace period to cure such lack of compliance. If the Underlying YieldBOOST ETF fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Underlying YieldBOOST ETF from the Underlying ETF may generate “bad income” that could prevent the Underlying YieldBOOST ETF from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Underlying YieldBOOST ETF to fail to qualify as a RIC.

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U.S. Government and U.S. Agency Obligations Risk. Each Underlying YieldBOOST ETF may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Technology Sector Risk. The Fund will, via its investments in the Underlying YieldBOOST ETFs, be indirectly exposed to the Underlying Stocks, several of which are companies in (or reliant upon) the technology sector, and therefore the performance of the Underlying YieldBOOST ETFs (and the Fund) could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of a Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Use of Derivatives Contracts. During periods when the Fund employs a tax loss harvesting strategy, it will directly invest in the same derivative instruments on the same Underlying ETF(s) as that of the redeemed Underlying YieldBOOST ETF. In such situation the Fund will be directly subject to all the risks described above under the heading “The Underlying YieldBOOST ETF Risks”.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Affiliated Fund Risk. The Adviser may be subject to potential conflicts of interest in investing in the Underlying YieldBOOST ETF because the fees paid to the Adviser by the Underlying YieldBOOST ETF may be higher than the fees charged by other comparable investment solutions.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with an Underlying YieldBOOST ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

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Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception in 2025.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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